Pacer Global Cash Cows Dividend ETF (GCOW)
June 14, 2017
Supplement to the
Statement of Additional Information (“SAI”)
dated August 31, 2016
as previously supplemented

Effective immediately, for the Pacer Global Cash Cows Dividend ETF, the Fixed Creation Transaction Fee and Fixed Redemption Transaction Fee listed in the tables on pages 28 and 29 of the SAI are each revised to be $1,500.

Please retain this Supplement with your SAI for future reference.